CITIGROUP ALTERNATIVE INVESTMENTS
                     MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

                             Multi-Strategy Series M
                             Multi-Strategy Series G

                           399 Park Avenue, 7th Floor
                            New York, New York 10043
                                 (212) 816-4999

                          SUPPLEMENT DATED MAY 11, 2005
                 TO OFFERING MEMORANDUM DATED DECEMBER 15, 2004




Effective immediately, Mr. David Vogel serves as interim chief investment officer with respect to each Series of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company"). Mr. Vogel replaces Mr. David Biase, who resigned from that position effective May 7, 2005 and is no longer employed by or otherwise associated with Citigroup Alternative Investments LLC, investment adviser to the Company.

In his new role, Mr. Vogel has primary responsibility for overseeing the day-to-day portfolio management, short-term cash management and related operations of the Company and each Series. Mr. Vogel has also served as President of the Company and a member of its Board of Directors since December 2004. Mr. Vogel's other professional responsibilities include Head of Global Fund of Funds and Group Managing Director of Managed Futures, both business units within Citigroup Alternative Investments LLC. He has held those positions since December 2004 and 1995, respectively.



                                      * * *

This information supplements, and to the extent inconsistent therewith replaces, the information contained in the Company's Offering Memorandum dated December 15, 2004. Accordingly, please disregard all references to Mr. Biase in the Offering Memorandum, including but not limited to the description of his professional biography under that section of the Memorandum headed "The Adviser", or in any other document discussing the Company.